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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 13, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      0-20028               77-0214673
(State or Other Jurisdiction        (Commission File          (IRS Employe
      of Incorporation)                 Number)             Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         Other Events.

     On April 13, 2006, Valence Technology, Inc. (the "Company") entered into a Controlled Equity Offering Sales Agreement (the "Agreement") with Cantor Fitzgerald & Co., as sales agent (the "Sales Agent"). In accordance with the terms of the Sales Agreement, the Company may issue and sell up to 10,000,000 shares of its common stock, par value $0.001 per share, from time to time through the Sales Agent. Sales of the Company's common stock, if any, may be made in privately negotiated transactions or any other method permitted by law deemed to an "at the market" offering as defined by Rule 415 of the Securities Act of 1933, as amended, including but not limited to sales made directly on the NASDAQ SmallCap Market, or sales made to or through any other existing trading market for the common stock or through a market marker. The Sales Agent will make all sales using its commercially reasonable efforts consistent with its normal trading and sales practices in accordance with the terms of the Agreement. The Sales Agent shall be entitled to six percent (6%) of the gross proceeds received from the sales of the Company's common stock.

     The summary of the terms of the Agreement is qualified in its entirety by the text of the Agreement, a copy of which is attached to this Form 8-K as
Exhibit 10.1.

ITEM 9.01         Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.     Description
-----------     -----------

10.1 Controlled Equity Offering Sales Agreement, dated April 13, 2006, by and between Valence Technology, Inc. and Cantor Fitzgerald & Co.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALENCE TECHNOLOGY, INC.


Date:    April 13, 2006                  /s/ Thomas Mezger
                                         ---------------------------------------
                                         Name:    Thomas Mezger
                                         Title:   Chief Financial Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       ------------

10.1 Controlled Equity Offering Sales Agreement, dated April 13, 2006, by and between Valence Technology, Inc. and Cantor Fitzgerald & Co.

                                                                    Exhibit 10.1

                            VALENCE TECHNOLOGY, INC.
                                10,000,000 SHARES

                          CONTROLLED EQUITY OFFERING SM
                          -----------------------------

                                 SALES AGREEMENT
                                 ---------------

                                                                  April 13, 2006

CANTOR FITZGERALD & CO.
110 East 59th Street
New York, NY 10022

Ladies and Gentlemen:

     VALENCE TECHNOLOGY, INC., a Delaware corporation (the "Company"), confirms its agreement (this "Agreement") with Cantor Fitzgerald & Co. ("CF&Co"), as follows:

     1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, up to 10,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that CF&Co shall have no obligation in connection with such compliance. The issuance and sale of Shares through CF&Co will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Stock or Preferred Stock.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), with the Commission a registration statement on Form S-3 (File No. 333-122827), including a base prospectus, with respect to equity and other offerings, including the Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has prepared a prospectus supplement (the "Prospectus Supplement") to the base prospectus included as part of such registration statement. The Company has furnished to CF&Co, for use by CF&Co, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and also including any other registration statement filed pursuant to Rule 462(b) under the Securities Act, collectively, are herein called the "Registration Statement," and the base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR").

     2. Placements. Each time that the Company wishes to issue and sell Shares hereunder (each, a "Placement"), it will notify CF&Co by email notice (or other method mutually agreed to in writing by the Parties) of the number of Shares (the "Placement Shares") to be issued, the type of Shares, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made (a "Placement Notice"), the form of which is attached hereto as
Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from CF&Co set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective unless and until (i) CF&Co declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares have been sold, (iii) the Company suspends or terminates the Placement Notice or
(iv) the Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to CF&Co in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor CF&Co will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to CF&Co and CF&Co does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

     3. Sale of Placement Shares by CF&Co. Subject to the terms and conditions herein set forth, upon the Company's issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, CF&Co will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. CF&Co will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company. CF&Co may sell Placement Shares by any method permitted by law deemed to be an "at the market" offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on NASDAQ SmallCap Market (the "Exchange"), on any other existing trading market for the Common Stock or to or through a market maker. CF&Co may also sell Placement Shares in privately negotiated transactions. The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, and
(ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, "Trading Day" means any day on which Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

     4. Suspension of Sales. The Company or CF&Co may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other Party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other Party set forth on Schedule 3), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party's obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the Parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.

     5. Settlement.
        ----------

          (a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a "Settlement Date"). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the "Net Proceeds") will be equal to the aggregate sales price received by CF&Co at which such Placement Shares were sold, after deduction for (i) CF&Co's commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to CF&Co hereunder pursuant to Section 7(g) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

          (b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting CF&Co's or its designee's account at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form. On each Settlement Date, CF&Co will deliver the related Net Proceeds in same day funds to an account designated by the

     Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Indemnification and Contribution) hereto, it will (i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to CF&Co any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

     6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, CF&Co that as of the date of this Agreement and as of each Representation Date (as defined in Section 7(m) below) on which a certificate is required to be delivered pursuant to Section 7(m) of this Agreement, as the case may be:

          (a) Registration Statement and Prospectus. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Registration Statement or Prospectus has named CF&Co as an underwriter, acting as principal and/or agent, that the Company might engage in the section entitled "Plan of Distribution." The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or made available through EDGAR, to CF&Co and their counsel. The Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus. The Common Stock is currently listed on the NASDAQ SmallCap Market under the trading symbol "VLNC".

          (b) No Misstatement or Omission. The Registration Statement, when it became or becomes effective, and the Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, conformed or will conform in all material respects with the requirements of the Securities Act. At each Settlement Date, the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Act and the Rules and Regulations. The Registration Statement, when it became or becomes effective, did not, or will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date thereof and at each Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by CF&Co specifically for use in the preparation thereof.

          (c) Conformity with Securities Act and Exchange Act. The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

          (d) Financial Information. The consolidated financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly, the financial position of the Company and its Subsidiaries (as defined below) as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim financial statements, to the extent that they may not include footnotes or may be condensed or summary statements), and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries and presents fairly the information shown thereby.

          (e) Conformity with EDGAR Filing. The Prospectus delivered to CF&Co for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

          (f) Organization. The Company and each of its Subsidiaries are, and will be, duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the business, properties, management, consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

          (g) Subsidiaries. Valence Technology (Suzhou) Co., Ltd., Valence Technology Cayman Islands, Inc., and Valence Energy-Tech (Suzhou) Co., Ltd., the Company's two wholly-owned foreign enterprises located in Suzhou, China (the "Subsidiaries"), are the Company's only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Registration Statement in and the Prospectus, the Company owns, directly or indirectly, all of the membership interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the membership interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

          (h) No Violation or Default. Neither the Company nor any of its Subsidiaries are (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound or to which any of the property or assets of the Company or its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (i) No Material Adverse Change. Except as set forth in or otherwise contemplated by the Registration Statement (exclusive of any amendment thereof) or the Prospectus (exclusive of any supplement thereto), since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus and prior to Closing, (i) there has not been and will not have been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, that has resulted in or that would reasonably be expected to result in a Material Adverse Effect to the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor its Subsidiaries have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

          (j) Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in or contemplated by the Registration Statement or the Prospectus, are not subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company's existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

          (k) Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

          (l) Authorization of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the Board of Directors or a duly designated committee thereof, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act.

          (m) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company this Agreement, the issuance and sale by the Company of the Placement Shares, except for the registration of the Replacement Shares under the Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the sale of the Placement Shares by CF&Co.

          (n) No Preferential Rights. Except as set forth in the Registration Statement and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a "Person"), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any shares of Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a "poison pill" provision or otherwise) to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated thereby or otherwise.

          (o) Independent Public Accountant. Deloitte & Touche LLP ("Deloitte"), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Accounting Oversight Board (United States). To the Company's knowledge, after due and careful inquiry, Deloitte is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") with respect to the Company.

          (p) Enforceability of Agreements. To the knowledge of the Company, all agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof and except for any unenforceability that, individually or in the aggregate, would not unreasonably be expected to have a Material Adverse Effect.

          (q) No Litigation. Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company's knowledge, any legal, governmental or regulatory investigations, to which the Company or its Subsidiaries are a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be described in the Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement that are not so filed.

          (r) Licenses and Permits. Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectus, the Company and each of its Subsidiaries possess or have obtained all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus (the "Permits"), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as disclosed in or contemplated by the Registration Statement or the Prospectus, neither the Company nor any of its Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (s) Market Capitalization. As of the date of this Agreement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $100 million.

          (t) No Material Defaults. Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to
     Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (u) Certain Market Activities. Neither the Company nor, to the Company's knowledge, any of the Subsidiaries, nor, to the Company's knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

          (v) Broker/Dealer Relationships. Neither the Company nor any of the Subsidiaries or any related entities (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a "person associated with a [NASD] member" or "associated person of a [NASD] member" (within the meaning of Article I of the Bylaws of the NASD).

          (w) No Reliance. The Company has not relied upon CF&Co or legal counsel for CF&Co for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

          (x) Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith; and, except as otherwise disclosed in or contemplated by the Registration Statement or the Prospectus, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (y) Title to Real and Personal Property. The Company and its Subsidiaries have good and valid title in fee simple to all items of real property and good and valid title to all personal property owned by them, in each case free and clear of all liens, encumbrances and claims except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or
     (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

          (z) Intellectual Property. Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectus, the Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property"), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and any of its Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect; the Company has conducted searches of the United States patents of record and published foreign patents issued to third parties that may interfere with any of the Company's or its Subsidiaries' patents or patent applications and it has determined that none of the Company's or its Subsidiaries' patents or patent applications interfere with any other United States patents or United States patent applications which correspond to published foreign patents; the Company has conducted an infringement search and determined that no patent held by any third party is infringed by the activities of the Company and its Subsidiaries; there are no pending, or to the Company's knowledge, threatened judicial proceedings or interference proceedings challenging the Company's or its Subsidiaries' rights in or to or the validity of the scope of any of the Company's or its Subsidiaries' patents, patent applications or proprietary information; and no other entity or individual has any right or claim in any of the Company's or its Subsidiaries' patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or by any non-contractual obligation, other than by written licenses granted by the Company.

          (aa) Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines.

          (bb) Environmental Laws. Except as set forth in the Registration Statement or the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (cc) Disclosure Controls. The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-K is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the year ended March 31, 2005 (such date, the "Evaluation Date"). The Company presented in its Form 10-K and its Form 10-K/A for the year ended March 31, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Rules and Regulations) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

          (dd) Sarbanes-Oxley. There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated therewith. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the
     Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act.

          (ee) Finder's Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to CF&Co pursuant to this Agreement.

          (ff) Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect

          (gg) Investment Company Act. Neither the Company nor any of the Subsidiaries, after giving effect to the offering and sale of the Placement Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (hh) Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

          (ii) Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "Off Balance Sheet Transaction") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

          (jj) Underwriter Agreements. The Company is not a party to any agreement with an agent or underwriter for any other "at-the-market" or continuous equity transaction.

          (kk) ERISA. Each material employee benefit plan, within the meaning of
     Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

          (ll) Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a "Forward Looking Statement") contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company's Annual Report on Form 10-K for the fiscal year most recently ended (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Act, Rule 175(b) under the Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company's good faith reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Act.

          (mm) CF&Co Purchases. The Company acknowledges and agrees that CF&Co has informed the Company that CF&Co may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for its own account while this Agreement is in effect, provided, that
     (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent CF&Co may engage in sales of Placement Shares purchased or deemed purchased from the Company as a "riskless principal" or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by CF&Co.

          (nn) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (oo) Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.

          (pp) No Improper Practices. (i) Neither the Company nor, to the Company's knowledge, the Subsidiaries, nor to the Company's knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company's knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company's knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or, to the

     Company's knowledge, any Subsidiary, on the other hand, that is required by the rules of the NASD to be described in the Registration Statement and the Prospectus that is not so described; and (iv) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company's knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them.

          (qq) Status Under the Securities Act. The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Act in connection with the offering of the Shares.

     7. Covenants of the Company. The Company covenants and agrees with CF&Co that:


          (a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by CF&Co under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify CF&Co promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon CF&Co's request, any amendments or supplements to the Registration Statement or Prospectus that, in CF&Co's reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by CF&Co
     (provided, however, that the failure of CF&Co to make such request shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy CF&Co shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to CF&Co within a reasonable period of time before the filing and CF&Co has not reasonably objected thereto (provided, however, that the failure of CF&Co to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy CF&Co shall have with respect to the failure to by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to CF&Co at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company's reasonable opinion or reasonable objections, shall be made exclusively by the Company).

          (b) Notice of Commission Stop Orders. The Company will advise CF&Co, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

          (c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities
     Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify CF&Co to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          (d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to the offer and sale of the Placement Shares, the Company will use its reasonable best efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as CF&Co reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

          (e) Delivery of Registration Statement and Prospectus. The Company will furnish to CF&Co and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as CF&Co may from time to time reasonably request and, at CF&Co's request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to CF&Co to the extent such document is available on EDGAR.

          (f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

          (g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay the following all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees and any reasonable fees or disbursements of counsel for CF&Co in connection therewith, (iv) the printing and delivery to CF&Co of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, (vi) filing fees and expenses, if any, of the Commission and the NASD Corporate Financing Department.

          (h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled "Use of Proceeds."

          (i) Notice of Other Sales. Without the prior written consent of CF&Co, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock during the period beginning on the fifth (5th) Trading Day immediately prior to the date on which any Placement Notice is delivered to CF&Co hereunder and ending on the fifth (5th) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other "at-the-market" or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the later of the termination of this Agreement and the sixtieth (60th) day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company's issuance or sale of (i) Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to CF&Co and (iii) Common Stock issued or sold to Carl Berg or any of his affiliates.

          (j) Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice advise CF&Co promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to CF&Co pursuant to this Agreement.

          (k) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by CF&Co or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company's principal offices, as CF&Co may reasonably request.

          (l) Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a "Filing Date"), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through CF&Co, the Net Proceeds to the Company and the compensation payable by the Company to CF&Co with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

          (m) Representation Dates; Certificate. During the term of this Agreement, on the date of the first Placement Notice given hereunder and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the
     Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to "furnish" information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassifications of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act or (v) files a Form 8-K under the Exchange Act for any other purpose (other than to "furnish" information pursuant to Items 2.02 or 7.01 of revised Form 8-K) (each date of filing of one or more of the documents referred to in clauses (i) through (v) shall be a "Representation Date"); the Company shall furnish CF&Co (but in the case of clause (v) above only if CF&Co reasonably determines that the information contained in such Form 8-K is material) with a certificate, in the form attached hereto as Exhibit 7(m). The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide CF&Co with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or CF&Co sells any Placement Shares, the Company shall provide CF&Co with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

          (n) Legal Opinion. On the date of this Agreement, on the date of the first Placement Notice given hereunder and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause to be furnished to CF&Co a written opinion of Akin Gump Strauss Hauer & Feld LLP ("Company Counsel"), or other counsel satisfactory to CF&Co, in form and substance satisfactory to CF&Co and its counsel, dated the date of this Agreement or the Representation Date, as the case may be, substantially similar to the form attached hereto as Exhibit 7(n)(1)(a) and Exhibit 7(n)(1)(b), respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish CF&Co with a letter (a "Reliance Letter") to the effect that CF&Co may rely on a prior opinion delivered under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

          (o) Comfort Letter. On the date of the first Placement Notice given hereunder and thereafter within three (3) Trading Days of each Representation Date occurring during any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act) and each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause its independent accountants to furnish CF&Co letters (the "Comfort Letters"), dated the date of the Comfort Letter is delivered, in form and substance satisfactory to CF&Co, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings (the first such letter, the "Initial Comfort Letter") and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

          (p) Market  Activities.  The Company will not, directly or indirectly,
     (i) take any action designed to cause or result in, or that  constitutes or
     might   reasonably  be  expected  to  constitute,   the
     stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares, or pay anyone any compensation for soliciting purchases of the Shares other than CF&Co.

          (q) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor the Subsidiaries will be or become, at any time prior to the termination of this Agreement, an "investment company," as such term is defined in the Investment Company Act, assuming no change in the Commission's current interpretation as to entities that are not considered an investment company.

          (r) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Act) approved in advance by the Company and CF&Co in its capacity as principal or agent hereunder, neither CF&Co nor the Company (including its agents and representatives, other than CF&Co in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Shares hereunder.

          (s) Sarbanes-Oxley Act. The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance  that  transactions  are  recorded  as  necessary  to permit  the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principals , (iii) that receipts and expenditures of the Company are being made only in accordance with management's and the Company's directors' authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on its financial statements. The Company and the Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its Chief Executive Officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

     8. Conditions to CF&Co's Obligations. The obligations of CF&Co hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by CF&Co of a due diligence review satisfactory to CF&Co in its reasonable judgment, and to the continuing satisfaction (or waiver by CF&Co in its sole discretion) of the following additional conditions:

          (a) Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the (i) resale of all Placement Shares issued to CF&Co and not yet sold by CF&Co and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

          (b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the
     Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) No Misstatement or Material Omission. CF&Co shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in CF&Co's reasonable opinion is material, or omits to state a fact that in CF&Co's opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company's reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company's securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company's securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of CF&Co (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

          (e) Legal Opinion. CF&Co shall have received the opinions of Company Counsel required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

          (f) Comfort Letter. CF&Co shall have received the Comfort Letter required to be delivered pursuant Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

          (g) Representation Certificate. CF&Co shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to
     Section 7(m).

          (h) No Suspension. Trading in the Shares shall not have been suspended on the Exchange.

          (i) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to CF&Co such appropriate further information, certificates and documents as CF&Co may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish CF&Co with such conformed copies of such opinions, certificates, letters and other documents as CF&Co shall reasonably request.

          (j) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

          (k) Approval for Listing.  The Placement Shares shall either have been
     (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

          (l) No Termination Event. There shall not have occurred any event that would permit CF&Co to terminate this Agreement pursuant to Section 11(a).

     9. Indemnification and Contribution.

          (a) Company Indemnification. The Company agrees to indemnify and hold harmless CF&Co, the directors, officers, partners, employees and agents of CF&Co and each person, if any, who (i) controls CF&Co within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with CF&Co (a "CF&Co Affiliate") from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which CF&Co, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance on and in conformity with information relating to CF&Co. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) CF&Co Indemnification. CF&Co agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a "Company Affiliate") against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(c), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the
     Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to CF&Co and furnished to the Company by CF&Co..

          (c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or CF&Co, the Company and CF&Co will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than CF&Co, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and CF&Co may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and CF&Co on the other. The relative benefits received by the Company on the one hand and CF&Co on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by CF&Co (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and CF&Co, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or CF&Co, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and CF&Co agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), CF&Co shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of CF&Co, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

     10. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of CF&Co, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

     11. Termination.

          (a) CF&Co shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that has actually occurred and that is reasonably expected to cause a Material Adverse Effect has occurred that, in the reasonable judgment of CF&Co, may materially impair the ability of CF&Co to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n), or 7(o), CF&Co's right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required; or (iii) any other condition of CF&Co's obligations hereunder is not fulfilled, or (iv), any suspension or limitation of trading in the Placement Shares or in securities generally on the Exchange shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of
     Section 7(g) (Expenses), Section 7(u) (Investment Company), Section 9 (Indemnification), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If CF&Co elects to terminate this Agreement as provided in this Section 11(a), CF&Co shall provide the required notice as specified in
     Section 12 (Notices).

          (b) The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 7(u), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (c) CF&Co shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 7(u), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (d) Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through CF&Co on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g),
     Section 7(u), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 7(u), Section 9, Section 10, Section 16 and
     Section 17 shall remain in full force and effect.

          (f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by CF&Co or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement

     Shares,   such  Placement  Shares  shall  settle  in  accordance  with  the provisions of this Agreement.

     12. Notices.

     All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to CF&Co, shall be delivered to CF&Co at Cantor Fitzgerald & Co., 110 East 59th Street, New York, New York 10022, fax no. (212) 829-4972, Attention: ITD-Investment Banking, with copies to Stephen Merkel, General Counsel, at the same address, and DLA Piper Rudnick Gray Cary US LLP, 1251 Avenue of the Americas, New York, NY 10020, fax no. (212) 884-8494, Attention: Dean M. Colucci; or if sent to the Company, shall be delivered to Valence Technology, Inc., 6504 Bridge Point Parkway, Suite 415, Austin, Texas 78730, with a copy to Roger Williams, General Counsel at the same address. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day,
(ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, "Business Day" shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

     13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and CF&Co and their respective successors and the affiliates, controlling persons, officers and directors referred to in
Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that CF&Co may assign its rights and obligations hereunder to an affiliate of CF&Co without obtaining the Company's consent.

     14. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

     15. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CF&Co. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

     16. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     17. Waiver of Jury Trial. The Company and CF&Co each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this agreement or any transaction contemplated hereby.

     18.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

                     [Remainder of Page Intentionally Blank]

     If the foregoing correctly sets forth the understanding between the Company and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and CF&Co.

                                 Very truly yours,

                                    V ALENCE TECHNOLOGY, INC.


                                     By:  /s/ James Akrige
                                          --------------------------------------
                                     James Akridge
                                     Chief Executive Officer



                                 ACCEPTED as of the date
                                 first-above written:

                                 CANTOR FITZGERALD & CO.



                                     By:  Patrice McNicoll
                                          --------------------------------------
                                     Patrice McNicoll
                                     Managing Director
                                     Equity Capital Markets

                                                                      SCHEDULE 1
                                                                      ----------


                            FORM OF PLACEMENT NOTICE
                            ------------------------



From:             [                                  ]
Cc:               [                                  ]
To:               [                         ]
Subject:          Controlled Equity Offering--Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Controlled Equity OfferingSM Sales Agreement between Valence Technology, Inc. (the "Company"), and Cantor Fitzgerald & Co. ("CF&Co") dated March 31, 2006 (the "Agreement"), I hereby request on behalf of the Company that CF&Co sell up to ____________ shares of the Company's common stock, par value $0.001 per share, at a minimum market price of $_______ per share.

                                   SCHEDULE 2
                                   ----------

                                  Compensation
                                  ------------

CF&Co shall be paid compensation equal to six percent (6%) of the gross proceeds from the sales of Shares pursuant to the terms of this Agreement.

                                   SCHEDULE 3
                                   ----------



CANTOR FITZGERALD & CO.
-----------------------

Marc J. Blazer

Jeff Lumby

Patrice McNicoll

Nicholas Ganz

VALENCE TECHNOLOGY, INC.
------------------------

James Akridge

Thomas Mezger

Roger Williams